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                  UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549


                                     FORM 8-KA



    Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): January 15, 1998
                                                        ----------------
                                                        (April 25, 1997)
                                                        ----------------

                                  INCOMNET, INC.
                                  --------------
            (Exact name of registrant as specified in its charter)


                                     CALIFORNIA
                                     ----------
                   (State or other jurisdiction of incorporation)



                  0-12386                                95-2871296
                  -------                                ----------
        (Commission File Number)                     (I.R.S. Employer
                                                     Identification No.)

21031 Ventura Boulevard, Suite 1100, Woodland Hills, California    91364
---------------------------------------------------------------    -----
     (Address of principal executive offices)                    (Zip Code)

        Registrant's telephone number, including area code:  (818) 887-3400

                                    NOT APPLICABLE
                                    --------------
                (Former name, former address and former fiscal year,
                            if changed since last report)



 Total number of pages in this document: 117


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                                  TABLE OF CONTENTS

ITEM 7.  EXHIBITS

Exhibit A.1 - Stock Purchase Agreement Between Incomnet, Inc.
                 and Jerry C. Buckley, dated April 25, 1997. . . . . . . . . . 3

Exhibit A.2  - Stock Purchase Agreement Between Incomnet, Inc.
                 and Ralph Flygare, dated April 25, 1997 . . . . . . . . . . .27

Exhibit A.3 - Stock Purchase Agreement Between Incomnet, Inc.
                 and Robert Reisbaum, dated April 25, 1997 . . . . . . . . . .50

Exhibit A.4 - Stock Purchase Agreement Between Incomnet, Inc.
                 and E. V. Schmidt, dated April 25, 1997 . . . . . . . . . . .64

Exhibit A.5 - Stock Purchase Agreement Between Incomnet, Inc.
                 and Diane Orendorff, dated April 25, 1997 . . . . . . . . . .78

Exhibit A.6 - Stock Purchase Agreement Between Incomnet, Inc.
                 and Nora Kenner Hoffberg, dated April 25, 1997. . . . . . . .92

Exhibit B.1 - Promissory Note Between Incomnet, Inc.
                 and Jerry C. Buckley, dated April 25, 1997. . . . . . . . . 106

Exhibit B.2 - Promissory Note Between Incomnet, Inc.
                 and Jerry C. Buckley, dated April 25, 1997. . . . . . . . . 108

Exhibit B.3 - Promissory Note Between Incomnet, Inc.
                 and Ralph Flygare, dated April 25, 1997 . . . . . . . . . . 110

Exhibit B.4 - Promissory Note Between Incomnet, Inc.
                 and Ralph Flygare, dated April 25, 1997 . . . . . . . . . . 112

Exhibit B.5 - Promissory Note Between Incomnet, Inc.
                 and Robert Reisbaum, dated April 25, 1997 . . . . . . . . . 114

Exhibit B.6 - Promissory Note Between Incomnet, Inc.
                 and E. V. Schmidt, dated April 25, 1997 . . . . . . . . . . 116


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